REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Blackstone Alternative
Alpha Master Fund and
Subsidiary:

In planning and performing
our audit of the
consolidated financial
statements of Blackstone
Alternative Alpha Master
Fund and Subsidiary (the
?Master Fund?) as of and
for the year ended March
31, 2015, in accordance
with the standards of the
Public Company
Accounting Oversight
Board (United States), we
considered the Master
Fund?s internal control
over financial reporting,
including controls over
safeguarding securities, as
a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the consolidated
financial statements and to
comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the Master
Fund?s internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Master Fund is responsible
for establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls. A fund's
internal control over
financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles. A
fund's internal control over
financial reporting includes
those policies and
procedures that (1) pertain
to the maintenance of
records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the fund ? (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that  receipts and
expenditures of the fund
are being made only in
accordance with
authorizations of
management and trustees
of the fund? and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use, or disposition of a
fund's assets that could
have a material effect on
the financial statements.

Because of its inherent
limitations, internal control
over financial reporting
may not prevent or detect
misstatements. Also,
projections of any
evaluation of effectiveness
to future periods are
subject to the risk that
controls may become
inadequate because of
changes in conditions or
that the degree of
compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis. A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility that
a material misstatement of
the fund?s annual or
interim financial statements
will not be prevented or
detected on a timely basis.

Our consideration of the
Master Fund?s internal
control over financial
reporting was for the
limited purpose described
in the first paragraph and
would not necessarily
disclose all deficiencies in
internal control that might
be material weaknesses
under standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Master
Fund?s internal control
over financial reporting and
its operation, including
controls for safeguarding
securities, that we consider
to be a material weakness,
as defined above, as of
March 31, 2015.

This report is intended
solely for the information
and use of management
and Board of Trustees of
Blackstone Alternative
Alpha Master Fund and
Subsidiary and the
Securities and Exchange
Commission and is not
intended to be and should
not be used by anyone
other than these specified
parties.

/s/ Deloitte & Touche LLP
New York, New York
May 22, 2015